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                                                                      EXHIBIT 23


                     CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Registration No. 33-44867) of Regis Corporation of our report dated September 10, 1999, relating to the financial statements, which appears in this Form 11-K.



                                              /s/ PricewaterhouseCoopers LLP



                                           PRICEWATERHOUSECOOPERS LLP







Minneapolis, Minnesota

September 27, 1999


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